Rydex|SGI Variable Funds SUMMARY PROSPECTUS

                                                                     May 1, 2010

                                                                        SERIES C
                                                           (MONEY MARKET SERIES)

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                                                                     RYDEX | SGI
                                                  SECURITY GLOBAL INVESTORS (SM)
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Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, statement of additional information (SAI), annual report and other information about the fund online at https://www.securitybenefit.com/ProductDocs/SB/Prospectuses/
VA_PDFs/SBL/SBL_MMC.pdf. You can also get this information at no cost by calling 1-800-888-2461 or by sending an e-mail to: sservices@sg-investors.com.

The fund's prospectus and SAI, each dated May 1, 2010, and the fund's most recent shareholder report are all incorporated by reference into this Summary Prospectus.
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                                                         WWW.SECURITYBENEFIT.COM
                           RYDEX DISTRIBUTORS, INC., SECURITY DISTRIBUTORS, INC.

SUMMMC-0510 x0511
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INVESTMENT OBJECTIVE -- Series C seeks as high a level of current income as is consistent with preservation of capital by investing in money market securities with varying maturities.

FEES AND EXPENSES OF THE SERIES -- This table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table below does not take into account any of the expenses associated with an investment in variable insurance products offered by participating insurance companies. The Series is available only through the purchase of such products. If such fees and expenses were reflected, the overall expenses would be higher.

     SHAREHOLDER FEES (fees paid directly from your investment)

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Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
of offering price)                                                       None
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     ANNUAL OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

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Management fees                                                           0.50%
Other expenses                                                            0.17%
TOTAL ANNUAL FUND OPERATING EXPENSES                                      0.67%
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     EXAMPLE. This Example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect separate account or insurance contract fees and charges, which if reflected would increase expenses.

     The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

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      1 YEAR           3 YEARS          5 YEARS          10 YEARS
       $68               $214             $373             $835
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PRINCIPAL INVESTMENT STRATEGIES -- Series C pursues its objective by investing in a diversified and liquid portfolio of high-quality money market instruments, which may include restricted securities as discussed under "Principal Risks." Generally, the Series is required to invest its assets in the securities of issuers with the highest short-term credit rating, and it may not invest more than 3% of its assets in securities with the second-highest short-term credit rating. The Series is not designed to maintain a constant net asset value of $1.00 per share and it may not maintain a positive yield, and it is possible to lose money by investing in the Series. The Series is subject to certain portfolio quality requirements and portfolio maturity, diversification and liquidity requirements under the federal securities laws, including the following:

     o Maintain a dollar-weighted average portfolio maturity of 60 calendar days or less and a dollar-weighted average life to maturity of 120 calendar days or less

     o Invest only in high-quality, dollar-denominated, short-term obligations

     A money market instrument is a short-term debt instrument issued by banks or other U.S. corporations, or the U.S. government or state or local governments. Money market instruments have limited maturity dates and may include certificates of deposit, bankers' acceptances, variable rate demand notes, fixed-term obligations, commercial paper, asset-backed commercial paper and repurchase agreements.

     Security Investors, LLC (the "Investment Manager") attempts to increase return and manage risk by (1) selecting securities that mature at regular intervals over the life of the portfolio; (2) purchasing only instruments that have

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received a rating from the requisite NRSRO's in one of the two highest short-term categories or an unrated security that is of comparable quality; and
(3) constantly evaluating alternative investment opportunities for diversification without additional risk.

PRINCIPAL RISKS -- An investment in the Series is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. It is possible to lose money by investing in the Series. The principal risks of investing in the Series are listed below.

     CREDIT RISK. The Series could lose money if the issuer of a bond is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond.

     INTEREST RATE RISK. Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Series' securities and share prices to decline. Fixed income securities with longer durations are subject to more volatility than those with shorter durations.

     LIQUIDITY RISK. Although the Series primarily invests in a diversified portfolio of high quality instruments of governmental and private issuers, the Series' investments may become less liquid as a result of market developments or adverse investor perception.

     PREPAYMENT RISK. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities, and may offer a greater potential for loss when interest rates rise.

     REGULATORY RISK. Regulations of money market funds are evolving. New regulations may affect negatively the Series' performance, yield and cost.

     RESTRICTED SECURITIES RISK. Restricted securities generally cannot be sold to the public and may involve a high degree of business and financial risk, which may result in substantial losses to the Series.

PERFORMANCE INFORMATION -- The following chart and table provide some indication of the risks of investing in the Series by showing changes in the Series' share performance from year to year and by showing the Series' average annual returns for one, five, and ten. As with all mutual funds, past performance is not necessarily an indication of how the Series will perform in the future.

     The performance figures do not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Series are purchased, and, if such fees and expenses were reflected, the performance figures would be lower. Shares of the Series are available only through the purchase of such products.

     (Bar Chart)
 2000         6.0%
 2001         3.8%
 2002         1.2%
 2003         0.6%
 2004         0.7%
 2005         2.7%
 2006         4.4%
 2007         4.7%
 2008         2.1%
 2009        -0.4%

HIGHEST QUARTER RETURN
3Q 2000                 1.62%

LOWEST QUARTER RETURN
4Q 2009                -0.15%

     AVERAGE ANNUAL TOTAL RETURNS (For the periods ended December 31, 2009)

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                                                                                       1 YEAR       5 YEARS       10 YEARS
Series C                                                                               -0.37%         2.70%          2.56%
The Series' seven-day yield for the period ended December 31, 2009 was -0.48%.
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


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MANAGEMENT OF THE SERIES --

     INVESTMENT MANAGER. Security Investors, LLC (the "Investment Manager") serves as the investment manager of the Series.

PURCHASE AND SALE OF SERIES' SHARES -- Shares of the Series are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. Investors do not deal directly with the Series to purchase and redeem shares. Please refer to the prospectus for the variable annuity or variable life insurance contract for information on the allocation of premiums and transfers of accumulated value.

TAX INFORMATION -- Shares of the Series are owned by the insurance companies offering the variable annuity or variable life insurance contract. Please see the prospectus for the variable annuity or variable life insurance contract for information regarding the federal income tax treatment of the insurance contract.

PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES -- The Series and its related companies may pay financial intermediaries and financial representatives for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the financial intermediary or financial representative to recommend a variable annuity or variable life insurance contract and the Series over another investment. Ask your financial intermediary or financial representative or visit your financial intermediary's website for more information.


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RYDEX | SGI
SECURITY GLOBAL INVESTORS (SM)
5801 SW 6th Avenue o Topeka, Kansas 66636-0001 o www.rydex-sgi.com RYDEX DISTRIBUTORS, INC.

SUMMMC-0510 x0511